UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 17, 2000


                                    001-13836
                            (Commission File Number)
                         ------------------------------


                             TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)


                Bermuda                                    Not applicable
        (State of Incorporation)                           (IRS Employer
                                                        Identification Number)


   The Zurich Centre, Second Floor, 90 Pitts Bay Road, Pembroke HM 08, Bermuda
              (Address of registrant's principal executive office)


                                  441-292-8674*
                         (Registrant's telephone number)
                         ------------------------------

*The executive offices of Registrant's principal United States subsidiaries are located at One Tyco Park, Exeter, New Hampshire 03833.
                 The telephone number there is (603) 778-9700.

Item 5.     Other Events

            On October 17, 2000, Tyco International Ltd., a Bermuda company ("Tyco"), announced the consummation of the merger of EVM Merger Corp., a New York corporation and an indirect wholly-owned subsidiary of Tyco ("Merger Sub"), with and into Mallinckrodt Inc., a New York corporation ("Mallinckrodt"). As a result of the merger, Mallinckrodt became an indirect wholly-owned subsidiary of Tyco and each share of Mallinckrodt common stock outstanding as of October 17, 2000 was converted into the right to receive 0.9384 Tyco common shares and cash in lieu of fractional shares.

            A copy of the press release of Tyco, dated October 17, 2000, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            (c)  Exhibits

            99.1  Press release of Tyco International Ltd., dated October 17,
                  2000.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2000

                                   TYCO INTERNATIONAL LTD.



                                   By: /s/ Mark H. Swartz
                                       ------------------------------------
                                       Mark H. Swartz
                                       Executive Vice President and
                                       Chief Financial Officer
                                       (Principal Accounting and Financial
                                       Officer)

                                  EXHIBIT INDEX


Exhibit
Number     Description
------     -----------

99.1       Press Release of Tyco International Ltd., dated October 17, 2000.